                                                                   EXHIBIT 10.52

SILICON VALLEY BANK
                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:    PIVOTAL CORPORATION, A BRITISH COLUMBIA CORPORATION ("PARENT");
             AND PIVOTAL CORPORATION, A WASHINGTON CORPORATION ("PIVOTAL US")

ADDRESS:     858 BEATTY STREET, SUITE 700
             VANCOUVER, BRITISH COLUMBIA, CANADA  V6B 1C1

DATE:        DECEMBER 6, 2003


         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Silicon"), whose main address is 3003 Tasman Drive, Santa Clara, California 95054 (and with an office at 4700 Carillon Point, Kirkland, Washington 98033), and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

         Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated as of December 30, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and any and all documents, instruments and agreements relating thereto (collectively, the "Loan Documents"), all as set forth herein. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.       LIMITED CONSENT TO CDC SOFTWARE ACQUISITION.

         (a) Borrower has advised Silicon that Parent might elect to enter into, in lieu of (and not in addition to) the below-referenced Talisma Transaction, a court-approved plan of arrangement under the Company Act (British Columbia), substantially in accordance with the terms and conditions of that certain Arrangement Agreement, dated December __, 2003, among Parent, chinadotcom corporation, a Cayman Islands corporation ("CDC"), and CDC Software Corporation, a Cayman Islands corporation ("CDC Software) (the "Arrangement Agreement"; Borrower hereby represents and warrants that attached hereto as Exhibit A is a true, correct, and complete copy of the Arrangement Agreement, including all schedules, exhibits, annexes, and appendices thereto), pursuant to which CDC Software shall acquire all of the outstanding shares of capital stock of Parent (such acquisition, the "CDC Software Acquisition").

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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Pursuant to Section 3 of that certain Amendment to Loan Documents, dated as of
October 29, 2003, between Silicon and Borrower (the "October 2003 Amendment"), Silicon previously consented to the "Talisma Transaction" (as defined therein) subject to the terms and conditions set forth therein.

         (b) Anything in Sections 5.5(i), and 7.1(n) of the Loan Agreement to the contrary notwithstanding, Silicon hereby consents solely to the CDC Software Acquisition in lieu of the Talisma Transaction; provided, however, that:

                  (i) nothing herein shall constitute a waiver of Silicon's right to require such modifications (as Silicon may require in its good faith business judgment) of the Loan Agreement based upon the consummation of the CDC Software Acquisition.

                  (ii) as conditions to the effectiveness of the foregoing consent: (A) Silicon and Borrower agree that the consent of Silicon to the Talisma Transaction set forth in Section 3 of the October 23, 2003 Amendment shall be of no further force and effect; and (B) Silicon shall have received a copy of the Certificate of Arrangement duly issued by the Registrar of Companies of the Province of British Columbia with respect to the effectiveness of the above-described CDC Software Acquisition.

                  (iii) in the event Borrower enters into the Talisma Transaction in lieu of the CDC Software Acquisition, then the foregoing consent to the CDC Software Acquisition shall be of no further force and effect.

         (c) It is understood by Borrower and Silicon, however, that the foregoing consent does not constitute a consent or waiver under the Loan Agreement or the other Loan Documents in respect of any matter or set of circumstances other than the CDC Software Acquisition, nor an agreement to provide any consent or waiver in the future under the Loan Agreement or other Loan Documents in respect of any matter or set of circumstances other than with respect to the CDC Software Acquisition.

2. LIMITED CONSENT TO CDC SOFTWARE SUBORDINATED DEBT AND CDC SOFTWARE SUBORDINATED SECURITY INTEREST.

         (a) Borrower has advised Silicon that Parent might elect to enter into, in lieu of (and not in addition to) the below-referenced Talisma Transaction, a court-approved plan of arrangement under the Company Act (British Columbia), substantially in accordance with the terms and conditions of that certain Arrangement Agreement, dated December __, 2003, among Parent, chinadotcom corporation, a Cayman Islands corporation ("CDC"), and CDC Software Corporation, a Cayman Islands corporation ("CDC Software) (the "Arrangement Agreement"; Borrower hereby represents and warrants that attached hereto as Exhibit A is a true, correct, and complete copy of the Arrangement Agreement, including all schedules, exhibits, annexes, and appendices thereto), pursuant to which CDC Software shall acquire all of the outstanding shares of capital stock of Parent (such transaction(s), collectively, the "CDC Software Acquisition").

         (b) Solely in the event that Parent enters into the CDC Software Acquisition in lieu of the Talisma Transaction, then anything in Sections 3.4(a), 5.5(iii), and 7.1(f) of the Loan Agreement to the contrary notwithstanding, Silicon hereby consents solely to (1) the incurrence by Parent


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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(but not by any other Borrower, nor by any Subsidiary of Parent) of indebtedness for borrowed money, in a maximum principal amount of $2,000,000, owing to CDC Software, pursuant to that certain Break Fee Financing Agreement, dated as of December 6, 2003, between CDC Software and Parent (the "CDC Software BFFA") and related Demand Promissory Note, dated December __, 2003, made by Parent to the order of CDC Software, in the original principal amount of $2,000,000 (the "CDC Software Note"), if and to the extent such indebtedness is and remains subordinated in favor of Silicon in accordance with the terms and conditions of the below-referenced CDC Software Subordination Agreement (the "CDC Software Subordinated Debt"), and (2) the grant of security interests by Parent in favor of CDC Software pursuant to Section 3.1 of the CDC Software BFFA, if and to the extent such security interests are and remain limited pursuant to, and are and remain subordinated in favor of the security interests of Silicon relative to Borrower, in accordance with the terms and conditions of Section 1 of the below-referenced CDC Software Subordination Agreement, and, in such event, such security interests of CDC Software described in this clause (2) shall constitute Permitted Liens under the Loan Agreement (the "CDC Software Subordinated
Security Interest");

         provided, however, that:

                  (i) as conditions to the effectiveness of the foregoing consent: (A) Silicon shall receive copies of the CDC Software BFFA and the CDC Software Note, certified by Parent to be true, correct, and complete as of the date hereof, and (B) Silicon shall have received a Subordination Agreement (Debt and Security Interest), in the form of Exhibit A attached hereto (the "CDC Software Subordination Agreement"), duly executed by CDC Software.

                  (ii) the occurrence and continuation of any default or event of default under any one or more of the CDC Software BFFA, the CDC Software Note, or any other agreement, instrument, or document by Parent in favor of CDC Software relative to the CDC Software Subordinated Debt or the CDC Software Subordinated Security Interest shall constitute an Event of Default under the Loan Agreement.

                  (iii) the breach by CDC Software of the CDC Software Subordination Agreement shall constitute an Event of Default under the Loan Agreement.

         (c) It is understood by Borrower and Silicon, however, that the foregoing consent does not constitute a consent or waiver under the Loan Agreement or the other Loan Documents in respect of any matter or set of circumstances other than the CDC Software Subordinated Debt and the CDC Software Subordinated Security Interest, nor an agreement to provide any consent or waiver in the future under the Loan Agreement or other Loan Documents in respect of any matter or set of circumstances other than with respect to the CDC Software Subordinated Debt and the CDC Software Subordinated Security Interest.

3.       AMENDMENT TO LOAN AGREEMENT.

         (a) Section 4 of the Schedule to Loan Agreement, which currently reads:

                 4.  MATURITY DATE
                     (SECTION 6.1): DECEMBER 15, 2003.

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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, hereby is amended and restated in its entirety to read as follows:

                 4.  MATURITY DATE
                     (SECTION 6.1): JANUARY 30, 2004.



4. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $6,250 (net of any portion of the $2,500 fee payable under the prior Amendment to Loan Documents, dated October 29, 2003, between Borrower and Silicon, that has already been received by Silicon) concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representations may be affected by transactions permitted by the Loan Agreement, as amended hereby).

6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]


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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.


Borrower:                                  Silicon:

 PIVOTAL CORPORATION, a                    SILICON VALLEY BANK
 British Columbia corporation

 By_______________________________         By_______________________________
     President or Vice President           Title____________________________

 By_______________________________
     Secretary or Ass't Secretary


 PIVOTAL CORPORATION, a Washington
 corporation


 By_______________________________
     President or Vice President

 By_______________________________
     Secretary or Ass't Secretary




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SILICON VALLEY BANK                                 AMENDMENT TO LOAN DOCUMENTS
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                                    EXHIBIT A



CDC Software Subordination Agreement [see attached]



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